                               WLFC FUNDING CORPORATION

                              Series 1997-1 Class A Note

                           CLASS A NOTE PURCHASE AGREEMENT


                                             Dated as of: September 1, 1997

First Union National Bank of North Carolina
One First Union Center
Charlotte, North Carolina  28288

Dear Sirs:

          WLFC Funding Corporation, a Delaware corporation (the "Issuer"), proposes, subject to the terms and conditions stated herein, to issue to you (the "Purchaser") the WLFC Funding Corporation Secured Note, Series 1997-1, Class A (the "Class A Note") in the maximum principal amount of $80,000,000.
The Class A Note will be issued pursuant to the Series 1997-1 Supplement, dated as of September 1, 1997, to the Indenture, dated as of September 1, 1997, each between the Issuer and The Bank of New York, as trustee. The actual outstanding principal balance of the Class A Note will be increased and decreased from time to time in accordance with the terms of the Series 1997-1 Supplement.

          Forms of the Indenture, the Series 1997-1 Supplement, the Contribution and Sale Agreement, the Administration Agreement and the Class A Note have been delivered to you and the Issuer understands that each of the foregoing are in form and substance acceptable to you. Each such document and each document attached to any of the foregoing is in substantially the form in which it will be executed, with such changes as may be approved by you.

          Section 1. DEFINITIONS. All capitalized terms not otherwise defined in this Section or elsewhere in this Class A Note Purchase Agreement shall have the respective meanings set forth in the Series 1997-1 Supplement or, if not defined therein, the Indenture.

          Section 2. COMMITMENT TO MAKE LOANS. (a) Subject to the terms and conditions, and in reliance upon the representations and warranties set forth herein and in the other Related Documents, the Purchaser agrees to make Loans to the Issuer on the terms and subject to the conditions set forth in the Series 1997-1 Supplement.

          (b) The Issuer shall give written notice to the Administrative Agent (on its own behalf and on behalf of each Class A Noteholder) of a request for either a Prime Loan or a LIBOR Loan no later than 1:00 p.m. (Charlotte, North Carolina time) two (2) Business Days prior to the date on which such Loan is requested to be made by the Class A Noteholder.


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

Each such written notice shall be in the form of Exhibit A hereto, shall be irrevocable and shall specify (i) the date on which the requested Loan is to be made; (ii) whether the requested Loan shall be a LIBOR Loan or a Prime Loan;
(iii) the full amount of the requested Loan; and (iv) the LIBOR Period or Prime Period, as the case may be.

          Section 3. DELIVERY OF CLASS A NOTE. (a) Delivery of the Class A Note shall be made at the offices of Thacher Proffitt & Wood, Two World Trade Center, New York, New York 10048, at 11:00 A.M., New York time, on December 19, 1997 or such later Business Day as may be agreed upon in writing by the Issuer and you (the "Effective Date").

          (b) The Class A Note to be delivered to you hereunder shall be issued to you in fully registered form only and shall be registered in the name of First Union National Bank of North Carolina. Such Class A Note shall be dated December 19, 1997, authenticated by the Indenture Trustee, registered in your name and issued in the maximum principal amount of $80,000,000. You hereby authorize Thacher Proffitt & Wood, special counsel to the Purchaser, to receive on your behalf the Class A Note to be delivered to you on the Closing Date, to deliver a receipt therefor and to transmit such Class A Note to you.

          Section 4. REPRESENTATIONS AND WARRANTIES OF THE ISSUER. (a) The Issuer represents (as of the Effective Date and as of each date on which a Loan is made by a Class A Noteholder pursuant to the Series 1997-1 Supplement, unless otherwise indicated) and warrants to, and agrees with, the Purchaser that:

               (i) The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with its chief executive office located at 180 Harbor Drive, Suite 207, Sausalito, California 94965, and has the power to own its assets and to engage in the activities in which it is presently engaged and is duly qualified and in good standing under the laws of each jurisdiction where its ownership of property or the conduct of its activities requires such qualification, if the failure to so qualify would have a material adverse effect on the financial condition of the Issuer or on the enforceability of the Class A Note or the ability of the Issuer to perform its obligations under this Agreement and the other Related Documents to which it is a party. One hundred percent of the beneficial ownership of the Issuer is owned by Willis Lease Finance Corporation ("WLFC"). The Issuer has no subsidiaries;

               (ii) The Issuer has the power, authority and legal right to execute, deliver and perform its obligations under this Agreement and the other Related Documents to which it is a party (collectively, the "Issuer Documents"); the execution, delivery, and performance of the Issuer Documents by the Issuer have been duly authorized by the Issuer by all necessary action, the Issuer Documents, other than the Class A Note, have been duly executed and delivered by the Issuer, and the Class A Note, when issued in accordance with the terms hereof and of the Indenture and the Series 1997-1 Supplement, will have been duly executed and delivered;


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               (iii)     Each of the Issuer Documents (other than the Class A
     Note), assuming due authorization, execution and delivery by the other parties thereto, constitutes, and the Class A Note, when issued and authenticated in accordance with the terms of the Indenture and the Series 1997-1 Supplement, will constitute, a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except that such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

               (iv) The consummation of the transactions contemplated by the Issuer Documents and the fulfillment of the terms therein will not conflict with or result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the certificate of incorporation or by-laws of the Issuer, or any indenture, agreement, mortgage, deed of trust, commitment letter or funding arrangement with any lending institution or investment bank or other instrument to which the Issuer is a party or by which it is bound, or result in the creation or imposition of any lien, claim or encumbrance upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust, commitment letter or funding arrangement with any lending institution or investment bank or other such instrument, other than as created pursuant to the Indenture and the Series 1997-1 Supplement, or violate any law or, any order, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or any of its properties and there are no legal or governmental proceedings pending or, to the best knowledge of the Issuer, threatened or contemplated that would result in a material modification or revocation thereof;

               (v) There are no litigation, proceedings or investigations to which the Issuer, or any Affiliate of the Issuer, is a party pending, or, to the knowledge of Issuer, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of the Class A Note or the other Issuer Documents, (B) seeking to prevent the issuance of the Class A Note or the consummation of any of the transactions contemplated by the other Issuer Documents, or (C) seeking any determination or ruling that would materially and adversely affect the performance by the Issuer of its obligations under, or the validity or enforceability of, the Class A Note or the other Issuer Documents;

               (vi) All approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery of the Issuer Documents by the Issuer and with the valid and proper authorization, issuance and sale of the Class A Note pursuant to this Agreement, have been or will be taken or obtained on or prior to the Effective Date;


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

               (vii) No written materials delivered to the Purchaser by or on behalf of the Issuer in connection with the sale of the Class A Note contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact peculiar to the Issuer or any Affiliate of the Issuer or, to the knowledge of the Issuer, any Lease Agreement, Lessee or Engine which the Issuer has not disclosed to you in writing which materially adversely affects or, so far as the Issuer can now reasonably foresee, will materially adversely affect the ability of the Issuer to perform the transactions contemplated hereby and by the other Related Documents;

               (viii) The List of Engines to be created as of the Closing Date and each supplement thereto will be available to you by the Issuer and will be complete as of the date thereof and will include an accurate (in all material respects) description of the Engines;

               (ix) The representations and warranties made by the Issuer in the Issuer Documents are true and correct in all material respects and the Purchaser shall be entitled to rely on such representations and warranties;

               (x) Any taxes, fees and other governmental charges payable by the Issuer in connection with the execution and delivery of the Issuer Documents, the pledge of the Collateral to the Indenture Trustee, and the execution, delivery and sale of the Class A Note, have been paid;

               (xi) To the extent the Securities Exchange Act of 1934, as amended (the "Exchange Act"), may be deemed to apply to the Class A Note and the Loans, none of the transactions contemplated in the Issuer Documents (including, without limitation thereof, the use of the proceeds from the sale of the Class A Note) will violate or result in a violation of
     Section 7 of the Exchange Act, or any regulations issued pursuant thereto;

               (xii) Concurrently with the execution and delivery of this Agreement, the Issuer is executing no other Note Purchase Agreement with respect to the Class A Note;

               (xiii) The Issuer is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

               (xiv) For so long as the Series 1997-1 Class A Notes are the only Notes outstanding under the Indenture, each of the Indenture and the Series 1997-1 Supplement need not be qualified as an "indenture" pursuant to the terms of the Trust Indenture Act of 1939, as amended;

               (xv) The Issuer has not taken and will not take, directly or indirectly, any action prohibited by Rules 101 and 102 under Regulation M of the Securities and Exchange Commission in connection with the offering of the Class A Note;


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

               (xvi) To the extent that the Securities Act may be deemed to apply to the Class A Note and the Loans, neither the Issuer nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")) of the Issuer has directly, or through any agent, including, without limitation, First Union, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Class A Note in a manner that would render the issuance and sale of the Class A Note a violation of the Securities Act or require the registration of the Class A Note under the Securities Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offering of the Class A Note.

               (xvii) To the extent that the Securities Act may be deemed to apply to the Class A Note and the Loans, assuming compliance by you with your agreements set forth in Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the Class A Note in the manner contemplated by this Agreement to register the Class A Note under the Securities Act;

               (xviii)   No event has occurred and is continuing that
     constitutes, or with the passage of time or the giving of notice or both would constitute, an Early Amortization Event under, and as defined in, the Indenture. The Issuer is not in violation of any agreement, charter instrument, by-law or other instrument to which they are a party or by which they are or may be bound;

               (xix) The aggregate amount of Scheduled Payments payable by the Lessees under the Lease Agreements during each Collection Period is sufficient to pay the Monthly Servicing Fee, and the principal and interest on the Class A Note, as such payments become due and payable, in accordance with the Indenture and the Series 1997-1 Supplement;

               (xx) The Issuer agrees that it will not directly or indirectly, sell or offer to sell the Class A Note or similar security in a manner that would render the issuance and sale of the Class A Note pursuant to this Agreement a violation of Section 5 of the Securities Act.

          Section 5. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF WLFC. WLFC hereby represents (as of the Effective Date and as of each date on which a Loan is made by a Class A Noteholder pursuant to the Series 1997-1 Supplement, unless otherwise indicated) and warrants to, and agrees with, the Purchaser that:

               (i) The representations and warranties made by WLFC in this Note Purchase Agreement, the Guaranty, the Contribution and Sale Agreement, the Servicing Agreement and any other Related Document to which it is a party (collectively, the "WLFC Documents") are true and correct in all material respects and the Purchaser shall be entitled to rely on such representations and warranties;

               (ii) No written materials delivered to the Purchaser by or on behalf of WLFC in connection with the sale of the Class A Note contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact peculiar to WLFC or any Affiliate of WLFC or, to the knowledge of WLFC, any Lease Agreement, Lessee or Engine which WLFC had not disclosed to you in writing which materially affects adversely or, so far as WLFC can now reasonably foresee, will materially affect adversely the ability of WLFC to perform the transactions contemplated hereby and by the Indenture, the Series 1997-1 Supplement, the Servicing Agreement and the Class A Note;

               (iii) Any taxes, fees and other governmental charges payable by WLFC on or prior to the Effective Date in connection with the execution and delivery of the WLFC Documents, have been, or will be, paid on or prior to the Effective Date;

               (iv) To the extent that the Exchange Act may be deemed to apply to the Class A Note and the Loans, none of the transactions contemplated herein (including, without limitation thereof, the use of the proceeds from the sale of the Class A Note) will violate or result in a violation of Section 7 of the Exchange Act or any regulations issued pursuant thereto including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter
     II. WLFC will not use any distribution from the Issuer of proceeds received by the Issuer from the sale of the Class A Note to purchase or carry, directly or indirectly, margin stock;

               (v) No event has occurred and is continuing that constitutes, or with the passage of time or the giving of notice or both would constitute an Early Amortization Event under, and as defined in, the Servicing Agreement or the Indenture and the Series 1997-1 Supplement, respectively. WLFC is not in violation in any material respect of any term of any agreement, charter instrument, by-law or other instrument to which it is a party or by which it is or may be bound;

               (vi) The aggregate amount of Scheduled Payments payable by the Lessees under the Lease Agreements during each Collection Period is sufficient to cover the Monthly Servicing Fee, and pay the principal and interest on the Class A Note, as such payments become due and payable, in accordance with the Indenture and the Series 1997-1 Supplement; and

               (vii) To the extent that the Securities Act may be deemed to apply to the Class A Note and the Loans, neither WLFC nor any affiliate (as defined in Rule 501(b) of Regulation D) of WLFC has directly, or through any agent, including, without limitation, First Union, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Class A Note in a manner that would render the issuance and sale of the Class A Note a violation of the Securities Act or require the registration of the Class A Note under the Securities Act or
     (ii) engaged in any form of


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     general solicitation or general advertising (within the meaning of
     Regulation D) in connection with the offering of the Class A Note. It is not necessary in connection with the offer, sale and delivery of the Class A Note to register the Class A Note under the Securities Act.

          Section 6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE PURCHASER. The Purchaser hereby represents (as of the Effective Date) and warrants to, and agrees with, the Issuer and WLFC that:

          (a) The Purchaser understands and acknowledges that the Class A Note is not a security under federal or state securities laws but evidences the obligations of the Issuer in accordance with the terms of the Supplement and the Indenture to repay the Loans extended pursuant to the Indenture and the Series 1997-1 Supplement, and further understands that the Class A Note purchased by it has not been registered under the Securities Act or the securities laws of any State and, if the Class A Note is not then registered under applicable federal and State securities law (which registration the Issuer is not obligated to effect), it will not offer to sell, transfer or otherwise dispose of the Class A Note except in a transaction which is exempt from such registration;

          (b) The Purchaser is not acquiring its Class A Note with a view to or for sale or transfer in connection with any distribution of the Class A Note under the Securities Act, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control;

          (c) The Purchaser will not dispose of the Class A Note purchased by it in violation of any applicable federal or state securities laws;

          (d) The Purchaser is an "accredited investor" as defined in Regulation D under the Securities Act;

          (e) The Purchaser (i) is not an "employee benefit plan" within the meaning of Section 3(3) of ERISA or a "plan" within the meaning of Section 4975(e)(1) of the Code ("Benefit Plan") and it is not directly or indirectly acquiring the Class A Note on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Benefit Plan, (ii) the acquisition will qualify for a statutory or administrative prohibited transaction exemption under ERISA and the Code and will not give rise to a non-exempt transaction described in Section 406 of ERISA or Section 4975(e)(1) of the Code, (iii) the source of funds (a "Source") to be used by the purchaser to pay the purchase price of the Class A Note is a guaranteed benefit policy within the meaning of Section 401(b)(2) of ERISA, or (iv) the source of funds to be used by the purchaser to pay the purchase price of the Class A Note is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and there is no "employee benefit plan" (within the meaning of Section 3(3) of ERISA or Section 4975(e)(1) of the Code and treating as a single plan, all plans maintained by the same employer (or an affiliate within the meaning of Section V(a)(1) of PTE 95-60) or employee organization) with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf

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of such plan, exceed ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with the purchaser's state of domicile;

          (f) Neither the Purchaser nor any Person acting on its behalf has offered to sell the Class A Note by any form of general solicitation or general advertising. The Class A Note Purchaser has not offered the Class A Note in any manner that would render the issuance and sale of the Class A Note a violation of the Securities Act or any state securities laws, or require registration pursuant thereto, not has it authorized nor will it authorize any Person to act in such manner;

          (g) Purchaser has conducted an independent investigation of the risks involved in making the Loan and holding the Note and understands those risks. Purchaser has been provided with all information concerning the Note, the Issuer and the Servicer that it has requested and has had an opportunity to discuss the terms of the Note and the Issuer and the Servicer with representatives of the Issuer and the Servicer; and

          (h) By purchasing the Class A Note, the Purchaser has authorized and instructed the Indenture Trustee to enter into the Administration Agreement on behalf of the Purchaser and the Purchaser hereby acknowledges that the Indenture Trustee shall have no liability for the acts or omissions of the Administrative Agent.

          Section 7. CONDITIONS OF THE PURCHASER'S OBLIGATION. (I) CONDITIONS TO INITIAL LOAN. The Purchaser's obligation to make the initial Loan shall be subject to the accuracy in all material respects of the representations and warranties of the Issuer and WLFC in each of the Series 1997-1 Transaction Documents, to the performance in all material respects by WLFC and the Issuer of their respective obligations thereunder, to the satisfaction of all of the conditions precedent set forth in Sections 501 and 502 of the Series 1997-1 Supplement and to the following additional conditions:

          (a) All of the respective representations and warranties of the Issuer under the Issuer Documents and of WLFC under the WLFC Documents shall be true and correct in all material respects as of the date made, and no event shall have occurred which, with notice or the passage of time, would constitute an Event of Default under the Indenture or an Early Amortization Event under the Indenture; each of such Issuer Documents and WLFC Documents shall have been duly authorized, executed and delivered and shall be in full force and effect;

          (b)  All conditions to closing required to be fulfilled pursuant to
Article V of the Contribution and Sale Agreement shall have been fulfilled or waived, and the Indenture Trustee shall have received originals (constructively or actually) or copies of all documents required to be so delivered;

          (c) Each of Gibson, Dunn & Crutcher LLP, counsel for WLFC, and in-house counsel of WLFC shall have delivered to you its respective written opinion, dated the Effective Date, which opinions shall state that they may be relied upon by subsequent Class A Noteholders, in

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form and substance satisfactory to you, to the effect set forth in paragraphs
(ii) (with respect to the enforceability opinion) and (v) of Exhibit B hereto with respect to the opinion of Gibson, Dunn & Crutcher LLP, and paragraphs (i),
(ii) (with respect to matters other than enforceability), (iii) and (iv) of Exhibit B hereto with respect to the opinion of in-house counsel;

          (d) Gibson, Dunn & Crutcher LLP, counsel to the Issuer, shall have furnished to you its written opinion, dated the Effective Date, which opinion shall state that it may be relied upon by subsequent Class A Noteholders, in form and substance satisfactory to you, to the effect set forth in Exhibit C hereto;

          (e) Gibson, Dunn & Crutcher LLP, counsel for WLFC and the Issuer, shall have delivered to you its written opinion, dated the Closing Date, which opinion shall state that it may be relied upon by subsequent Class A Noteholders, in form and substance satisfactory to you, to the effect set forth in Exhibit E hereto;

          (f) Emmet, Marvin & Marvin, counsel to the Indenture Trustee, shall have furnished to you and to the Issuer its written opinion, dated the Effective Date, which opinion shall state that it may be relied upon by subsequent Class A Noteholders, in form and substance satisfactory to you, in the form of Exhibit D hereto;

          (g) The Issuer shall have furnished to you on the Closing Date a certificate, dated the Closing Date, signed by an authorized officer, to the effect that:

               (i) The representations and warranties made by the Issuer in the Issuer Documents are true and correct in all material respects on the Closing Date;

               (ii) The Issuer has complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to the Closing Date pursuant to the terms of the Issuer Documents; and

               (iii) The written information supplied by the Issuer to the Purchaser (other than projections and other estimates) did not contain any untrue statement of a material fact, and any estimates or projections so supplied to the Purchaser were based on assumptions which the Issuer believed to be reasonable (except as otherwise disclosed therein).

          (h) WLFC shall have furnished to you on the Closing Date a certificate, dated the Closing Date, signed by an authorized officer, to the effect that:

               (i) The representations and warranties made by WLFC in the WLFC Documents are true and correct in all material respects on the Closing Date;

               (ii) WLFC has complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to the Closing Date pursuant to the terms of the WLFC Documents; and

               (iii) The written factual information supplied by WLFC to the Purchaser (other than projections and other estimates) did not contain any untrue statement of a material fact in light of the circumstances under which they were made, and any estimates or projections so supplied to the Purchaser were based on assumptions which WLFC believed to be reasonable (except as otherwise disclosed therein);

          (i) Any taxes, fees and other governmental charges which are due and payable prior to the Effective Date and the Closing Date by WLFC or the Issuer in connection with the execution, delivery and performance of the Issuer Documents and WLFC Documents shall have been paid at or prior to the Effective Date or the Closing Date, as the case may be;

          (j) As of the related Transfer Date, the Issuer has good title to, and is the sole owner of, the Collateral, free and clear from any Lien except for the rights of the Lessees under the Lease Agreements and the Lien of the Indenture Trustee and shall not have assigned to any Person other than the Indenture Trustee any of its right, title or interest in the Lease Agreements, the Engines or any other Transferred Assets;

          (k) The Indenture Trustee or its agent shall have received, to be held in trust pursuant to the Indenture and the Series 1997-1 Supplement, the Transferred Assets including the Lease Agreements and all documents, instruments and other assets required by the Indenture and the Series 1997-1 Supplement to be delivered to the Indenture Trustee with respect thereto as of the Closing Date and as of each related Transfer Date, as applicable;

          (l) No fact or condition shall exist under applicable law or applicable regulations thereunder or interpretations thereof by any regulatory authority which in the Purchaser's reasonable opinion would make it illegal for the Issuer to issue and sell the Class A Note or for the Issuer or any of the other parties thereto to perform their respective obligations under any Related Document;

          (m) The Asset Base as of the Closing Date shall be not less than the Outstanding Obligations;

          (n) The Issuer, WLFC, the Purchaser and the Indenture Trustee shall each have received a fully executed counterpart original and any required conformed copies of all Related Documents delivered at or prior to the Closing Date;

          (o) All corporate, trust and other proceedings in connection with the sale of the Class A Note and the transactions contemplated hereby and all documents and certificates incident thereto shall be satisfactory in form and substance to the Purchaser and its counsel, and the Purchaser shall have received such other documents and certificates incident to such transaction as the Purchaser or such counsel shall reasonably request;

          (p) WLFC shall have furnished to the Purchaser (a) a consolidated statement of income of WLFC for the fiscal quarter ended December 31, 1996 and a consolidated balance sheet of WLFC dated as of September 30, 1997, each of which shall be in form and substance satisfactory to the Purchaser, and (b) from the independent accounting firm which regularly audits WLFC's financial statements, a consolidated statement of income of WLFC for the fiscal year ended December 31, 1996 and a consolidated balance sheet of WLFC dated as of December 31, 1996, each of which shall be in form and substance satisfactory to the Purchaser and be certified by such accounting firm to fairly present the financial condition of WLFC, to have been prepared in accordance with Generally Accepted Accounting Principles applied on a basis consistent with that of the preceding fiscal year and to have been based upon an audit by such accounting firm made in accordance with generally accepted auditing standards;

          (q) The Purchaser shall have received the following, in each case in form and substance satisfactory to it and its special counsel:

               (i) a copy of resolutions of the Board of Directors of the Issuer, certified by the Secretary or an Assistant Secretary of the Issuer as of the Effective Date, duly authorizing the issuance, sale and delivery of the Class A Note by the Issuer and the execution, delivery and performance by the Issuer of the Issuer Documents and any other Related Documents to which it is a party and any other documents executed by or on behalf of the Issuer in connection with the transactions contemplated hereby; and an incumbency certificate of the Issuer as to the person or persons executing and delivering each such document;

               (ii) a copy of resolutions of the Board of Directors of WLFC, certified by the Secretary or an Assistant Secretary of WLFC as of the Effective Date, duly authorizing the execution, delivery and performance by WLFC of the WLFC Documents and any other Related Documents to which it is a party and any other documents executed by or on behalf of WLFC in connection with the transactions contemplated hereby; and an incumbency certificate of WLFC as to the person or persons executing and delivering each such document; and

               (iii) such other documents and evidence with respect to WLFC, the Issuer and the Indenture Trustee as the Purchaser may reasonably request in order to establish the corporate existence and good standing of each thereof, the proper taking of all appropriate corporate proceedings in connection with the transactions contemplated hereby and the compliance with the conditions set forth herein; and

          (r) The Purchaser shall receive on or before the Closing Date and each Transfer Date, as the case may be, evidence that UCC-1 financing statements and FAA recordations set forth in Section 2.03 of the Contribution and Sale Agreement have been filed in the appropriate filing offices, reflecting the interest of the Issuer and the Indenture Trustee in the Collateral;

          (s)  Reserved;

          (t) No action or proceeding shall have been instituted nor shall any governmental action be threatened before any court or government agency nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency to set aside, restrain, enjoin or prevent the performance of the Contribution and Sale Agreement, the Indenture, the other Related Documents or any of the other agreements or the transactions contemplated hereby;

          (u)  Reserved;

          (v) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained by or from any Federal, State or other governmental authority or agency, or by or from any trustee or holder of any indebtedness or obligation of WLFC or the Issuer, or that are necessary or, in the opinion of the Purchaser's special counsel, advisable in connection with the transactions contemplated herein shall have been delivered to the Purchaser.

          (II) CONDITIONS TO EACH SUBSEQUENT LOAN. In addition to those conditions precedent set forth in Section 7(I) hereof, the Purchaser's obligation to make a Loan on each date subsequent to the date on which the initial Loan is made shall be subject to the satisfaction of each of the following conditions:

          (a) REPRESENTATIONS, WARRANTIES AND COVENANTS. Before and after giving effect to such Loan, the representations, warranties and covenants in Sections 4 and 5, or in any other Related Document given by the Issuer, WLFC or any officer thereof, shall be true and correct in all material respects as though made on such date on which the Loan is made.

          (b) NOTICE. The Purchaser shall have received timely notice of such Loan and such other documents required pursuant to the terms of this Agreement and the Indenture and the Series 1997-1 Supplement with respect to such Loan. Each request for a Loan shall be deemed to be a certification to the Purchaser that the conditions set forth in this Section 7(II) have been satisfied.

          Section 8. INTENTION OF THE PARTIES. The Indenture, the Series 1997-1 Supplement and the Class A Note have been structured with the intention that the Class A Note will qualify under applicable tax law as indebtedness, and the Purchaser by acceptance of its Class A Note (and any Person which is a beneficial owner of any interest in a Class A Note, by virtue of such person's acquisition of a beneficial interest therein) agrees to treat the Class A Note for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          Section 9. EXPENSES. Whether or not the transactions contemplated hereby and by the Series 1997-1 Transaction Documents shall be consummated, the Issuer and WLFC agree, jointly and severally, to pay promptly all reasonable out-of-pocket expenses incurred by you in connection with such transactions prior to the Effective Date, prior to the Closing Date, prior to each date on which a Loan is made by a Class A Noteholder pursuant to the Series 1997-1 Supplement, and in connection with any amendment initiated, directly or indirectly, by the Issuer and WLFC (whether or not such amendment becomes effective) or waiver of any such document, including, without limitation, (i) the cost and expenses of preparing and reproducing the Series 1997-1 Transaction Documents, (ii) the cost of arranging for delivery or performance of conditions precedent, (iii) the fees and disbursements of Thacher Proffitt & Wood and (iv) all costs and expenses incurred in connection with the transfer and delivery of the Collateral and the issuance of the Class A Note to you, including custodial fees, Indenture Trustee's fees, fees for financing statement filings and continuations, and the Issuer's, WLFC's, and the Indenture Trustee's attorney's and accountant's fees. The Issuer and WLFC further agree that they will pay or cause to be paid, promptly upon demand, any reasonable expense incurred by the Purchaser in connection with the making of any amendment to, the enforcement (after the occurrence of an Event of Default or an Early Amortization Event under the Indenture or the Series 1997-1 Supplement) of the Purchaser's rights with respect to, or the giving of any release, consent or waiver in respect of, this Class A Note Purchase Agreement and any document executed pursuant hereto or thereto, including the reasonable fees and disbursements of one counsel to represent the Purchaser in connection therewith, in each case that are related to or arise out of a request of, or an action taken by, or that are otherwise required by, a Person other than the Purchaser. The Issuer and WLFC further agree that they will pay, or reimburse the Purchaser for, promptly upon demand, all reasonable costs and expenses (including reasonable legal fees and disbursements of one counsel for all the Class A Noteholders) incident to or in connection with any proceeding or governmental investigation against or with respect to the Issuer, WLFC or any subsidiary or affiliate of any of them and which result solely because of the ownership by the Purchaser of the Class A Note. The obligations of the Issuer and WLFC under the immediately preceding sentence shall survive the termination of the Indenture.

          Section 10. SURVIVAL. The parties hereto agree that the representations, warranties and covenants made by each of them in this Class A Note Purchase Agreement, and in any document, certificate or other instrument delivered pursuant hereto or thereto shall be deemed to be relied upon by the other, notwithstanding any investigation heretofore or hereafter made by or on behalf of such other party. All representations, warranties and covenants made by any party to this Class A Note Purchase Agreement, or in any such document, certificate or other instrument shall survive the delivery of and payment for the Class A Note.

          Section 11. NOTICES. (a) All demands, notices and communications hereunder shall be in writing, sent by courier service, by facsimile (with subsequent telephone confirmation of receipt thereof) or hand delivery to the following addresses (or to such other address as the parties may have designated in writing to the other parties): (a) in the case of the Purchaser, at the address stated on the signature page of this Agreement, (b) in the case of the Issuer, at the following address: 180 Harbor Drive, Suite 207, Sausalito, California 94965 (with a copy to WLFC), (c) in the case of WLFC, at the following address: 180 Harbor Drive, Suite 200, Sausalito, California 94965; or with respect to any other Persons, at the respective address set forth in the Series 1997-1 Supplement. Notice shall be effective and deemed received (a) two days after being delivered to the courier service, if sent by courier, (b) upon receipt of confirmation of transmission, if sent by telecopy, or (c) when delivered, if delivered by hand.

          (b) The Purchaser hereby agrees to promptly provide the Indenture Trustee, the Issuer and the Administrative Agent, with a copy of a confirmation for each LIBOR Period setting forth LIBOR for such LIBOR Period and the outstanding principal balance of the Loan for such LIBOR Period.

          Section 12. SEVERABILITY OF PROVISIONS. Any part, provision, representation, warranty or covenant of this Class A Note Purchase Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Class A Note Purchase Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          Section 13. COUNTERPARTS. This Class A Note Purchase Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

          Section 14. GOVERNING LAW. This Class A Note Purchase Agreement shall be construed and enforced in accordance with the internal laws of the State of New York, without giving effect to the principles of conflicts of law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.

          Section 15. CONSENT TO JURISDICTION. Any legal suit, action or proceeding against any of the Issuer, WLFC or the Purchaser arising out of or relating to this Agreement, or any transaction contemplated hereby, may be instituted in any federal or state court in New York County, State of New York, and each of the Issuer, WLFC and the Purchaser hereby waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and, solely for the purposes of enforcing this Agreement, each of the Issuer, WLFC and the Purchaser hereby irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding. Each of the Issuer and WLFC hereby irrevocably appoints and designates CT Corporation Systems, having an address at 1633 Broadway, New York, New York 10019, its true and lawful attorney-in-fact and duly authorized agent for the limited purpose of accepting service of legal process and the Issuer and WLFC each agree that service of process upon such party shall constitute personal service of such process on such Person. Each of the Issuer and WLFC shall maintain the designation and appointment of such authorized agent until all amounts payable under this Agreement shall have been paid in full. If such agent shall cease to so act, each of the Issuer and WLFC shall immediately designate and appoint another such agent satisfactory to the other parties hereto and shall promptly deliver to the other parties hereto evidence in writing of such other agent's acceptance of such appointment.

          Section 16. SUCCESSORS AND ASSIGNS. This Class A Note Purchase Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns. The provisions of this Class A Note Purchase Agreement are intended to be for the benefit of all Holders, from time to time, of the Class A Note purchased by you, and shall be enforceable by any Class A Noteholder, whether or not an express assignment of rights under this Class A Note Purchase Agreement has been made by you or your successor or assign. Notwithstanding the foregoing, you shall at all times be the Holder of record of not less than fifty percent (50%) of the unpaid principal balance of the Class A Notes then outstanding.

          Section 17. WAIVER; PRIOR AGREEMENTS. No term or provision of this Class A Note Purchase Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced. This Class A Note Purchase Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

          Section 18. FURTHER AGREEMENTS. The Purchaser, the Issuer and WLFC agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Class A Note Purchase Agreement.

          Section 19. GENERAL INTERPRETIVE PRINCIPLES. For purposes of this Class A Note Purchase Agreement except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Class A Note Purchase Agreement have the meanings assigned to them in this Class A Note Purchase Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with Generally Accepted Accounting Principles as in effect on the date hereof;

          (c) references herein to "Articles", "Sections", "Subsections", "paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, paragraphs and other subdivisions of this Class A Note Purchase Agreement;

          (d)  a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

          (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

          (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

          IN WITNESS WHEREOF, the Purchaser, WLFC and the Issuer have caused their names to be signed hereto by their respective authorized representatives as of the date first above written.

                                   Very truly yours,

                                   WILLIS LEASE FINANCE CORPORATION


                                   By: /s/ Charles F. Willis

                                   Name: CHARLES F. WILLIS

                                   Title: PRESIDENT



                                   WLFC FUNDING CORPORATION


                                   By: /s/ James D. McBride

                                   Name: JAMES D. MCBRIDE

                                   Title: CHIEF FINANCIAL OFFICER



                                   FIRST UNION NATIONAL BANK
                                     OF NORTH CAROLINA


                                   By:/s/ Russell D. Morrison

                                   Name: RUSSELL D. MORRISON

                                   Title: VICE PRESIDENT

                                   Address:  One First Union Center
                                             Charlotte, North Carolina 28288
                                             Attention: Milton Anderson